UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

April 5, 2004

Date of Report (Date of earliest event reported)

MAXWELL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-15477	95-2390133
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9244 Balboa Avenue, San Diego, California	92123

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 503-3300

Item 4. Changes in Registrant’s Certifying Accountant.

On April 2, 2004 Maxwell Technologies, Inc. (the “Company”) received a letter dated April 1, 2004 from its former independent auditor, Deloitte & Touche LLP (“D&T”), in which D&T agreed with the statements made in the Company’s Current Report on Form 8-K dated March 29, 2004 and filed with the Securities and Exchange Commission on March 30, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Document
99.1	Letter dated April 1, 2004 from Deloitte & Touche LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

Date: April 5, 2004	By:	/s/ RICHARD D. BALANSON Richard D. Balanson President and Chief Executive Officer

2